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                                                                   EXHIBIT 10.59

                            Old Gettysburg Associates
                            4718 Old Gettysburg Road
                             Mechanicsburg, PA 17055


                        FIFTH ADDENDUM TO LEASE APREEMENT

THIS FIFTH AMENDMENT (this "Fifth Amendment") is made as of the 19th day of February, 2004, by and between OLD GETTYSBURG ASSOCIATES, a Pennsylvania general partnership ("Landlord"), and SELECT MEDICAL CORPORATION, a Delaware corporation ("Tenant").


                                BACKGROUND:

A. Landlord and Tenant are parties to that certain Office Lease Agreement dated June 15, 1999, (as amended by the First, Second, Third, Fourth Addendum thereto, the "Lease") pursuant to which Landlord leased to Tenant, and Tenant hired from Landlord, approximately 12,225 rentable square feet of space in the building located at 4718 Old Gettysburg, Road, Mechanicsburg, Pennsylvania. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

B. Landlord and Tenant now desire to amend the Lease as hereinafter set forth.


NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and intending to be legally bound hereby, Landlord and Tenant agree as follows:

   Effective on February 19,2004, the following terms contained in the Basic Lease shall be amended as follows:

   1. Tenant agrees to relinquish 695 RSF in area known as Suite 407.

   2. Total area of the premises will consist of 11,530 rather than 12,225 sq ft.

   3. From February 19,2004 monthly rental rate for the entire 11,530 SF is $19,495.31 or a total Annual Base Rental rate of $233,943.70.

   All other terms and conditions contained in the Lease and not amended hereby remain in full force and effect.
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IN WITNESS WHEREOF, Landlord and Tenant have caused this Fifth Amendment to be duly executed as of August 19, 2004


                                    Landlord:

                                    OLD GETTYSBURG ASSOCIATES
                                    a Pennsylvania general partnership

Witness: /s/ illegible              By: /s/ John Ortenzio
        ----------------------          ---------------------     Date: 8/19/04
                                            John Ortenzio
                                            General Partner


                                    Tenant:

                                    SELECT MEDICAL CORPORATION
                                    a Delaware Corporation

Attest: /s/ Michael Tarvin          By: /s/ Scott A. Romberger    Date: 9/15/04
        ----------------------          ----------------------
            Michael Tarvin                  Scott A. Romberger
            Secretary                       Vice President